Supplement to

Calvert Variable Series, Inc.

Social Balanced Portfolio

Prospectus and Statement of Information dated: April 30, 2001

Date of Supplement: March 8, 2002

New Subadvisors for CVS Social Balanced Portfolio:

The Board of Directors voted to change subadvisors in this Portfolio.

Brown Capital Management, Inc. will manage a portion of the equity assets of CVS Social Balanced Portfolio previously managed by NCM Capital Management Group, Inc. SSgA Funds Management, Inc. will also manage a portion of these equity assets following a transition period to restructure its portion of the Portfolio. Calvert Asset Management Company, Inc. (CAMCO) will continue to manage the fixed income portion of CVS Social Balanced Portfolio.

Please note the following changes in the above prospectus:

Replace the first and second paragraphs under "Subadvisor and Portfolio Manager" on page 32 of the Prospectus with the following:

Brown Capital Management, Inc. (1201 North Calvert Street, Baltimore, Maryland 21202) manages part of the equity investments of CVS Social Balanced. It uses a bottom-up approach that incorporates growth-adjusted price earnings, concentrating on mid-/large-cap growth stocks.

Eddie C. Brown, founder and President of Brown Capital Management, Inc. heads the portfolio management team. He brings over 24 years of management experience to the Portfolio and has held positions with T. Rowe Price Associates and Irwing Management Company. Mr. Brown is a frequent panelist on "Wall Street Week with Louis Rukeyser" and is a member of the Wall Street Week Hall of Fame.

SSgA Funds Management, Inc. (SSgA FM) (Two International Place, Boston, MA 02110) manages part of the equity investments of CVS Social Balanced. SSgA FM is a subsidiary of State Street Corporation. SSgA FM is an adviser registered with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940. SSgA FM is the successor to State Street Global Advisors (SSgA), a division of State Street Bank and Trust Company.

SSgA FM's portfolio management team consists of several members, headed by Douglas Holmes, CFA. He is a Principal of State Street Global Advisors and heads the Global Enhanced Equity Group. He specializes in portfolio construction, risk control, and implementation of enhanced equity portfolios. Mr. Holmes is the co-inventor of SPDRs and continues to be involved in all related products discussed or created by the firm. Prior to joining State Street in 1984, Mr. Holmes was a partner at Lovett, Ward & Bertelsen. Before this, he was affiliated with Batterymarch Financial Management and was a member of the New Product Committee of the American Stock Exchange. Mr. Holmes has been working in the investment management industry since 1980. He has a BS in Mathematics from Northeastern University.

Delete the sixth paragraph and replace the second paragraph under "Investment Advisor and Subadvisors" on page 19 of the SAI with the following:

Calvert has retained Brown Capital Management, Inc. as subadvisor for Social Mid Cap Growth and Social Balanced. Brown Capital Management, Inc. is controlled by Eddie C. Brown. It receives a subadvisory fee, paid by the Advisor, of 0.25% of the Portfolios respective net assets.

Calvert has retained SSgA Funds Management, Inc. as subadvisor for Social Balanced. SSgA Funds Management is a subsidiary of State Street Corporation. It receives a subadvisory fee, paid by the advisor, of 0.25% of Social Balanced Portfolio's net assets.